EXHIBIT 99.1

3001 Deming Way Middleton, WI 53562-1431 P.O. Box 620992 Middleton WI 53562-0992 (608) 275-3340

For Immediate Release	Investor/Media Contacts: Kevin Kim 608-278-6148

Spectrum Brands Announces Tender Offer and Consent Solicitation for
6.125% Senior Notes Due 2024 and Tender Offer for 5.75% Senior Notes Due 2025

Middleton, WI, February 16, 2021 – Spectrum Brands Holdings, Inc. (NYSE: SPB), a leading global branded consumer products and home essentials company focused on driving innovation and providing exceptional customer service, announced today that its wholly-owned subsidiary, Spectrum Brands, Inc. (“Spectrum Brands”), has commenced (i) a cash tender offer (the “2024 Notes Tender Offer”) with respect to any and all of its $250.0 million aggregate outstanding principal amount of 6.125% Senior Notes due 2024 (the “2024 Notes”) and (ii) a cash tender offer (the “2025 Notes Tender Offer” and, together with the 2024 Notes Tender Offer, the “Tender Offers”) with respect to up to $500.0 million aggregate outstanding principal amount (the “Tender Cap”) of 5.750% Senior Notes due 2025 (the “2025 Notes” and, together with the 2024 Notes, the “Notes”).

Concurrently with the 2024 Notes Tender Offer, Spectrum Brands is soliciting from each holder of 2024 Notes consents (the “Consents” and, together with the Tender Offers, the “Offers”) to certain proposed amendments to the indenture, dated as of December 4, 2014, pursuant to which the 2024 Notes were issued (the “2024 Notes Indenture”). The proposed amendments, if consummated, would shorten the notice periods for the redemption of the 2024 Notes from 30 days to three days and eliminate substantially all of the restrictive covenants and certain events of default in the 2024 Notes Indenture.

2024 Notes Tender Offer

Upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement relating to the 2024 Notes (as it may be amended or supplemented from time to time, the “2024 Notes Statement”), Spectrum Brands will pay to each holder who validly delivers (and does not validly revoke) Consents prior to 5:00 p.m., New York City time, on March 1, 2021 (the “Consent Solicitation Expiration Time”), an amount in cash equal to the “Consent Payment” specified in the table below. Holders who validly tender (and do not validly withdraw) their 2024 Notes prior to the Consent Solicitation Expiration Time will also be entitled to receive an amount equal to the 2024 Notes Tender Offer Consideration specified in the table below

(together with the Consent Payment, the “2024 Notes Total Consideration”) on the Early Tender Settlement Date. The “2024 Notes Early Tender Settlement Date” for the 2024 Notes Tender Offer will promptly follow the Consent Solicitation Expiration Time and is expected to be March 3, 2021. Holders who validly tender (and do not validly withdraw) their 2024 Notes after the Consent Solicitation Expiration Time but prior to the 2024 Notes Tender Offer Expiration Time (as defined below) will be entitled to receive the 2024 Notes Tender Offer Consideration on the 2024 Notes Settlement Date, but will not be entitled to receive the Consent Payment.

The 2024 Notes Tender Offer is scheduled to expire at 11:59 p.m., New York City time, on March 15, 2021, unless extended or earlier terminated by Spectrum Brands in its sole discretion (the “2024 Notes Tender Offer Expiration Time”). The “Settlement Date” for the 2024 Notes Tender Offer will promptly follow the 2024 Notes Tender Offer Expiration Time and is expected to be March 17, 2021.  On or after the Consent Solicitation Expiration Time, Spectrum Brands intends, but is not obligated, to call for redemption all of the 2024 Notes that remain outstanding. If such redemption occurs, the 2024 Notes will be redeemed at 102.042% in accordance with the terms of the 2024 Notes Indenture, which is less than the 2024 Notes Total Consideration. The 2024 Notes Tender Offer does not constitute a notice of redemption or an obligation to issue a notice of redemption. Other information relating to the 2024 Notes Tender Offer is listed in the table below.

2024 Notes Subject to Tender Offer and Consent Solicitation	CUSIP/ISIN Numbers	Principal Amount of 2024 Notes Outstanding	2024 Notes Tender Offer Consideration(1)	Consent Payment(1)	2024 Notes Total Consideration(1)(2)
6.125% Senior Notes due 2024	(CUSIP No. 84762LAS4, ISIN No. US84762LAS43)	$250,000,000	$974.10	$50.00	$1,024.10

(1)	Per $1,000 principal amount of 2024 Notes.
(2)	Includes Consent Payment.

2025 Notes Tender Offer

Upon the terms and subject to the conditions set forth in the Offer to Purchase relating to the 2025 Notes (as it may be amended or supplemented from time to time, the “2025 Notes Statement” and, together with the 2024 Notes Statement, the “Statements”), Spectrum Brands will pay to each holder who validly tenders (and does not validly withdraw) their 2025 Notes prior to 5:00 p.m., New York City time, on March 1, 2021 (the “Early Tender Time”), an amount in cash equal to the “2025 Notes Total Consideration” specified in the table below on the Early Tender Settlement Date. The “2025 Notes Early Tender Settlement Date” for the 2025 Notes Tender Offer will promptly follow the Early Tender Time and is expected to be March 3, 2021. Holders

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who validly tender (and do not validly withdraw) their 2025 Notes after the Early Tender Time but prior to the 2025 Notes Tender Offer Expiration Time will be entitled to receive the 2025 Notes Tender Offer Consideration on the Settlement Date, but will not be entitled to receive the Early Tender Payment, each as specified in the table below.

The 2025 Notes Tender Offer is scheduled to expire at 11:59 p.m., New York City time, on March 15, 2021, unless extended or earlier terminated by Spectrum Brands in its sole discretion (the “2025 Notes Tender Offer Expiration Time”). The “Settlement Date” for the 2025 Notes Tender Offer will promptly follow the 2025 Notes Tender Offer Expiration Time and is expected to be March 17, 2021.  On or after the Early Tender Time, if the Tender Cap is not reached, Spectrum Brands intends, but is not obligated, to call for redemption an aggregate principal amount of 2025 Notes equal to the difference between the Tender Cap and the aggregate principal amount of 2025 Notes accepted by the Company for purchase on the 2025 Notes Early Tender Settlement Date. If such redemption occurs, the 2025 Notes will be redeemed at 102.875% in accordance with the terms of the indenture governing the 2025 Notes, which is less than the 2025 Notes Total Consideration. The 2025 Notes Tender Offer does not constitute a notice of redemption or an obligation to issue a notice of redemption. Other information relating to the 2025 Notes Tender Offer is listed in the table below.

2025 Notes Subject to Tender Offer	CUSIP/ISIN Numbers	Principal Amount of 2025 Notes Outstanding	Tender Cap	2025 Notes Tender Offer Consideration(1)	Early Tender Payment(1)	2025 Notes Total Consideration(1)(2)
5.750% Senior Notes due 2025	(CUSIP No. 84762LAU9, ISIN No. US84762LAU98)	$1,000,000,000	$500,000,000	$982.10	$50.00	$1,032.10

(1)	Per $1,000 principal amount of Notes.
(2)	Includes Early Tender Payment.

General Information

The Offers are contingent upon, among other things, Spectrum Brands’ successful incurrence of incremental term loans (the “New Term Loan”) and an offering of notes in the near term on terms and in an aggregate principal amount satisfactory to Spectrum Brands (together with the New Term Loan, the “Proposed Financing”). The Tender Offers are not conditioned on any minimum amount of Notes being tendered. Spectrum Brands may amend, extend or terminate the Offers, in its sole discretion. Tendered Notes may be withdrawn any time prior to 5:00 p.m., New York City time, on March 1, 2021, or, with respect to the 2024 Notes Tender Offer only, such earlier time as Spectrum Brands may choose following receipt of validly

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tendered Consents from holders of at least a majority of the aggregate outstanding principal amount of the 2024 Notes.

Spectrum Brands intends to fund the consideration to be paid in connection with the Tender Offers, plus all related fees and expenses, from the Proposed Financing and from cash on hand.

The terms and conditions of each Tender Offer is described in the applicable Statement.

Spectrum Brands has retained RBC Capital Markets, LLC to serve as the Dealer Manager for the Tender Offers. Requests for documents may be directed to Global Bondholder Services Corporation, the Information Agent and Tender Agent at (866) 470-3700 (toll-free) or (212) 430-3774 (collect). Questions regarding the Tender Offers may be directed to RBC Capital Markets, LLC at (877) 381-2099 (toll-free) or (212) 618-7843 (collect).

This press release is for informational purposes only. Each Tender Offer is being made solely by the applicable Statement. This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which, or to any persons to whom, such offering, solicitation or sale would be unlawful. Any offers of concurrently offered securities will be made only by means of a private offering memorandum. The Tender Offers are not being made to holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Tender Offers to be made by a licensed broker or dealer, the Tender Offers will be deemed to be made on behalf of Spectrum Brands by the Dealer Manager, or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

None of Spectrum Brands, the Information Agent, the Tender Agent, the Dealer Manager or any of their respective affiliates makes any recommendation as to whether holders should tender or refrain from tendering their Notes, and no person or entity has been authorized by any of them to make such a recommendation. Holders must make their own decision as to whether to tender Notes and, if so, the principal amount of the Notes to tender.

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About Spectrum Brands Holdings, Inc. and Spectrum Brands, Inc.

Spectrum Brands Holdings, a member of the Russell 1000 Index, is a leading supplier of residential locksets, residential builders’ hardware, plumbing, shaving and grooming products, personal care products, small household appliances, specialty pet supplies, lawn and garden and home pest control products, and personal insect repellents. Helping to meet the needs of consumers worldwide, Spectrum Brands offers a broad portfolio of market-leading, well-known and widely trusted brands including Kwikset®, Weiser®, Baldwin®, National Hardware®, Pfister®, Remington®, George Foreman®, Russell Hobbs®, Black+Decker®, Tetra®, Marineland®, Nature’s Miracle®, Dingo®, 8-in-1®, FURminator®, IAMS® and Eukanuba® (Europe only), Digest-eeze™, Healthy-Hide®, Littermaid®, Good Boy®, Meowee!® , Wildbird®, Wafcol®, OmegaOne®, OmegaSea®, Spectracide®, Cutter®, Repel®, Hot Shot®, Black Flag®, and Liquid Fence®. For more information, please visit www.spectrumbrands.com. Spectrum Brands – A Home Essentials Company™

Forward-Looking Statements

We have made, implied or incorporated by reference certain forward-looking statements in this document. All statements, other than statements of historical facts included or incorporated by reference in this document, without limitation, statements regarding the offering of the Notes, statements or expectations regarding our Global Productivity Improvement Program, our business strategy, future operations, financial condition, estimated revenues, projected costs, projected synergies, prospects, plans and objectives of management, information concerning expected actions of third parties, retention and future compensation of key personnel, our ability to meet environmental, social, and governance goals and statements regarding the expected impact of the COVID-19 pandemic, economic, social, and political conditions or civil unrest in the U.S. and other countries, and other statements regarding the Company's ability to meet its expectations for its fiscal 2021 are forward-looking statements. When used in this document, the words future, anticipate, pro forma, seeks, intend, plan, envision, estimate, believe, belief, expect, project, forecast, outlook, goal, target, could, would, will, can, should, may and similar expressions are also intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.

Since these forward-looking statements are based upon our current expectations of future events and projections and are subject to a number of risks and uncertainties, many of which are beyond our control and some of which may change rapidly, actual results or outcomes may differ materially from those expressed or implied herein, and you should not place undue reliance on these statements. Important factors that could cause our actual results to differ materially from those expressed or implied herein include, without limitation: (1) the impact of the COVID-19 pandemic on our customers, employees, manufacturing facilities, suppliers, the capital markets and our financial condition, and results of operations, all of which tend to aggravate the other risks and uncertainties we face; (2) the impact of our indebtedness on our business, financial condition and results of operations; (3) the impact of restrictions in our debt instruments on our ability to operate our business, finance our capital needs or pursue or expand business strategies; (4) any failure to comply with financial covenants and other provisions and restrictions of our debt instruments; (5) the effects of general economic conditions, including the impact of, and changes to tariffs and trade policies, inflation, recession or fears of a recession, depression or fears of a depression, labor costs and stock market volatility or monetary or fiscal policies in the countries where we do business; (6) the impact of fluctuations in transportation and shipment costs, in commodity prices, costs or availability of raw materials or terms and conditions available from suppliers, including suppliers’ willingness to advance credit; (7) interest rate and exchange rate fluctuations; (8) the loss of, significant reduction in, or dependence upon, sales to any significant retail customer(s); (9) competitive promotional activity or spending by competitors, or price reductions by competitors; (10) the introduction of new product features or technological developments by competitors and/or the development of new competitors or competitive brands; (11) the impact of actions taken by significant stockholders;

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(12) changes in consumer spending preferences and demand for our products, particularly in light of the COVID-19 pandemic and economic stress; (13) our ability to develop and successfully introduce new products, protect our intellectual property and avoid infringing the intellectual property of third parties; (14) our ability to successfully identify, implement, achieve and sustain productivity improvements (including our Global Productivity Improvement Program), cost efficiencies (including at our manufacturing and distribution operations) and cost savings; (15) the seasonal nature of sales of certain of our products; (16) the effects of climate change and unusual weather activity, as well as further natural disasters and pandemics; (17) the cost and effect of unanticipated legal, tax or regulatory proceedings or new laws or regulations (including environmental, public health and consumer protection regulations); (18) our discretion to conduct, suspend or discontinue our share repurchase program (including our discretion to conduct purchases, if any, in a variety of manners including open-market purchases or privately negotiated transactions); (19) public perception regarding the safety of products that we manufacture and sell, including the potential for environmental liabilities, product liability claims, litigation and other claims related to products manufactured by us and third parties; (20) the impact of existing, pending or threatened litigation, government regulations or other requirements or operating standards applicable to our business; (21) the impact of cybersecurity breaches or our actual or perceived failure to protect company and personal data, including our failure to comply with new and increasingly complex global data privacy regulations; (22) changes in accounting policies applicable to our business; (23) our ability to utilize net operating loss carry-forwards to offset tax liabilities from future taxable income; (24) the impact of expenses resulting from the implementation of new business strategies, divestitures or current and proposed restructuring activities; (25) our ability to successfully implement further acquisitions or dispositions and the impact of any such transactions on our financial performance; (26) the unanticipated loss of key members of senior management and the transition of new members of our management teams to their new roles; (27) the impact of economic, social and political conditions or civil unrest in the U.S. and other countries; (28) the effects of political or economic conditions, terrorist attacks, acts of war, natural disasters, public health concerns or other unrest in international markets; (29) our ability to achieve our goals regarding environmental, social and governance practices; (30) our increased reliance on third party partners, suppliers, and distributors to achieve our business objectives; and (31) the other risk factors set forth in the securities filings of Spectrum Brands Holdings, Inc. and SB/RH Holdings, LLC, including the 2020 Annual Report and subsequent Quarterly Reports on Form 10-Q.

Some of the above-mentioned factors are described in further detail in the sections entitled “Risk Factors” in our annual and quarterly reports, as applicable. You should assume the information appearing in this document is accurate only as of the date hereof, or as otherwise specified, as our business, financial condition, results of operations and prospects may have changed since such date. Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the United States Securities and Exchange Commission, we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, to reflect actual results or changes in factors or assumptions affecting such forward-looking statements.

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